UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Histogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10655 Sorrento Valley Road, Suite 200, San Diego CA		92121
(Address of principal executive offices)		(Zip Code)

(858) 526-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	HSTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2023, Histogen Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter submitted to a vote at the virtual Annual Meeting, as well as the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. For more information about these proposals, please refer to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023.

There were present, in person or by proxy, a total of 1,644,333 shares of common stock, or approximately 38,49% of the voting power of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. Each matter submitted to a vote of stockholders at the Annual Meeting were approved as described below.

Proposal No. 1: Election of a Class I Director

Daniel L. Kisner, M.D. was elected to serve as a Class I director until the 2026 Annual Meeting of Stockholders. Dr. Kisner received 547,974 votes for and 153,330 votes withheld. There were 943,029 broker non-votes regarding this proposal.

Proposal No. 2: Approve the Stock Plan Amendment

Stockholders approved an amendment to the Company’s 2020 Incentive Award Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares. The results of the voting included 458,009 votes for and 233,098 votes against. There were 10,197 votes abstained and 943,029 broker non-votes regarding this proposal, but abstentions from voting and broker non-votes were not be counted as votes cast and accordingly had no effect upon the outcome of the proposal.

Proposal No. 3: Ratify Selection of Auditors

Stockholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the voting included 1,510,567 votes for, 121,375 votes against and 12,391 votes abstained. There were no broker non-votes regarding this proposal.

Proposal No. 4: Advisory (Non-Binding) Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the executive compensation paid to the Company’s named executive officers. The results of the voting included 571,100 votes for, 124,398 votes against and 5,806 votes abstained. There were 943,029 broker non-votes regarding this proposal.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Histogen Inc.

Date: June 21, 2023	By:	/s/ Susan A. Knudson
Name: Susan A. Knudson
Title: Executive Vice President, Chief Operations Officer and Chief Financial Officer